EXHIBIT NO. 32.1
Form 10-QSB
Ameri-First Financial, Inc.
File No. 000-28453

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ameri-First Financial, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn Little, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 22, 2007                   /s/ Glenn Little
       -----------------                   -------------------------------------
                                                                    Glenn Little
                                                                      President,
                                                        Chief Executive Officer,
                                           Chief Financial Officer, and Director

A signed original of this written statement required by Section 906 has been provided to Ameri-First Financial, Inc. and will be retained by Ameri-First Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.